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                                                                    Exhibit 32.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

      In connection with the Quarterly Report on Form 10-Q for the period ended MARCH 31, 2004 (the "Report") of TECHNOLOGY INVESTMENT CAPITAL CORP. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, PATRICK F. CONROY, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                           /s/    Patrick F. Conroy
                                       ------------------------------------
                                       Name: Patrick F. Conroy
                                       Date: May 13, 2004